Exhibit 10.1






November 28, 2005

Eric Claus
The Atrium
1512 Palisades Avenue
Unit 17N
Fort Lee, NJ 07024

         Re:      Amendment to your Executive Employment Agreement

Dear Eric:

         The purpose of this letter is to amend your Executive Employment Agreement dated as of August 15, 2005 as follows:

         In paragraphs 3.1, 3.2 and 4.1, references to the "Governance Committee" are hereby changed to "Compensation Committee."

         Except as indicated above, the Executive Employment Agreement, its terms and conditions shall remain in full force and effect. If the terms outlined above are acceptable, please sign below and return to me an original executed copy of this letter agreement. Upon execution of this letter agreement, the Executive Employment Agreement shall be deemed amended in accordance with Paragraph 29 thereof.

                               Sincerely,

                               The Great Atlantic & Pacific Tea Company, Inc.

                               By: /s/Allan Richards
                                   ------------------------------------
                                   Allan Richards, SVP Human Resources,
                                   Labor Relations and Legal Services

Agreed to and accepted this 2nd day
of December, 2005.

/s/Eric Claus